EXHIBIT 10.20

                                      LEASE

THIS LEASE, dated for reference purposes as October 15, 1997, together with Addendum No. 1 of same date, (collectively, "Lease") is made and entered into by and between LPR PARTNERSHIP, a Nebraska general partnership, hereinafter called "Lessor", and TECHNICAL PRODUCTS GROUP, INC., a Delaware corporation qualified to do business in Nebraska, by and through its division, LINCOLN COMPOSITES, hereinafter called "Lessee", WITNESSETH:

        1. PREMISES LEASED: Subject to the terms and conditions herein contained, the Lessor hereby leases to the Lessee the following described premises, hereinafter called the "premises", to wit;

        All that south portion (shown as all that portion which is not cross-hatched on Exhibit A, attached hereto and incorporated herein by this reference) of the building ("Building") known as C-3 at 4920 Superior St., Lincoln, Nebraska 68504, comprising an area of 27,396 square feet. And being a part of a building containing a total of 45,000 square feet. The "premises" may be enlarged, as set forth in Addendum No. 1.

        2. TERM: This lease shall become effective on December 1, 1997 and shall continue, subject to the option set forth in Addendum No. 1 to extend the term, for an initial term of seven months ending June 30, 1998, but automatically renewing for successive six month terms thereafter until December 31, 2002, unless: (i) Lessee has terminated the Lease by giving at least 60 days written notice prior to the end of any term, which, in the case of the initial term, shall be on or before May 1, 1998, or (ii) Lessor has terminated this Lease by giving at least 60 days written notice prior to the end of any term and by offering substantially similar space at a different location, but at the same rental rate, or (iii) the term has been superseded by conversion to a full Building lease, as contemplated by Section 1.1 B and C in Addendum No. 1, or
(iv) this Lease is sooner terminated as hereinafter provided. "Term", as used in this Lease, shall refer to the initial term and to all extensions and renewals, unless the specific context clearly has another meaning.

        3. USE: The Lessee shall use and occupy the premises for a warehouse and related activities and manufacturing and related activities and for no other purpose. The Lessee shall not use the premises nor permit them to be used for any unlawful business or purpose whatsoever.

        4. RENTAL: The Lessee shall pay to the Lessor rent, computed as set forth below, in monthly installments in advance on the first day of each month throughout the term of this Lease. Rents shall be computed based on the square footage comprising the premises. The following chart reflects the per square foot rents payable for all terms, including initial term, renewal, and the option terms (as described in Addendum No. 1):

               RENT/SG. FT.  # OF MONTHS    DATES                MONTHLY RENT FOR 27,396 SG. FT.
               ------------  -----------    -----                -------------------------------

               $3.65         1 - 31         12/1/97 - 6/30/2000               $8,332.95

               $3.90         32-61          7/1/2000 - 12/31/2002             $8,903.70

               $4.15         OPTION         1/L/2003 - 6/30/2005   ONLY APPLIES TO 45,000 SQ. FT.
                             62 - 91

               $4.40         OPTION         7/L/2005 - 12/31/2007   ONLY APPLIES TO 45,000 SQ. FT.
                             92 - 121

In the event Lessee shall take possession of the premises, or the term should otherwise begin, on a day other than the first day of the month, then rent shall be immediately paid for such fractional month prorated on the basis of a thirty
(30) day month and the term of the Lease shall commence on the 1st day of the month next succeeding. PAYMENT OF RENT IN THE AMOUNT OF $8,332.95 FOR THE MONTH OF DECEMBER, 1997, IS HEREBY ACKNOWLEDGED. If the monthly rental as established herein is not received by Lessor on or before the 5th day of each calendar month, Lessee agrees to pay the Lessor a late charge of five percent (5%), or such amount as applicable law may allow, on each monthly rental received after the 5th day of the month. In the event that the beginning of

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
the term of the Lease shall be subsequent to the effective date as set forth in Paragraph 2, the term of this Lease shall not extend beyond the ending date provided in Paragraph 2.

        SECURITY DEPOSIT: No Security Deposit shall be paid in connection with this Lease.

        5. UTILITIES AND OTHER SERVICES: The Lessor shall not be required to furnish to the Lessee any utilities or services of any kind.

        6. REPAIR AND MAINTENANCE: The Lessee shall, at his sole expense, keep the interior of the premises, including all windows, doors and glass, in as good order and repair as it was upon the commencement of this lease, reasonable wear and tear and damage by fire excepted. Lessee shall also maintain the premises in a clean and orderly condition, and shall not cause the exterior of the building or any part of the real property upon which the premises are situated to become littered, disorderly or unsightly in any manner. The Lessor shall keep the structural supports, exterior walls and roof of the building in good order and repair and shall be responsible for the operation and maintenance of all common areas and facilities as hereinafter provided. The Lessee shall also maintain in good order and repair all equipment installed and used for the purpose of heating and air conditioning of the leased premises wherever such equipment may be located. On default of Lessee in making such repairs, replacements or maintaining a clean and orderly condition, Lessor may, but shall not be required to, make such repairs, replacements or cleaning or shall take other necessary action for Lessee's account, and the expense thereof shall be payable by Lessee to Lessor within ten days after written notice thereof. Any damage caused or repairs necessitated with respect to the leased premises or the building and real property of which the leased premises are a part, by excessive wear and tear resulting from the operation of the business of Lessee, or from willful or negligent acts on the part of Lessee, its employees, agents, invitees or contractors, shall be the responsibility of Lessee and Lessee shall reimburse Lessor for any expense incurred in connection therewith.

        7. LESSEE'S PROPORTIONATE SHARE OF COSTS OF COMMON AREAS AND FACILITIES:
In addition to the rental payable pursuant to Paragraph 4 hereof, the Lessee shall pay to the Lessor upon demand a proportionate share of the cost of operating and maintaining all common areas and facilities, including without limitation all parking areas, access roads, sidewalks, landscaped space and other space used in common or available for use in common by the Lessee or his customers, employees, agents or other invitees. Operating and maintaining such areas and facilities shall include without limitation exterior and parking area lighting, cleaning, snow removal, line painting, care of grass, shrubs and plants, payment of water and sewerage charges, maintenance, repair and replacement of utility systems, and general maintenance of all areas and facilities provided by the Lessor for the common use of the occupants of the building. The term "proportionate share" as used in this paragraph or elsewhere in this lease shall mean such proportionate part of the total costs to which said share applies as the total square feet of floor area occupied by the Lessee bears to the total square feet of rentable floor area in the building or buildings associated with said common areas. Tenant's percentage share of operating expenses is 60.88%, based upon 27,396 square feet of rented space divided by 45,000, the total net rental space in the Building.

        8. ADDITIONAL RENT: Lessee hereby covenants and agrees to pay the basic rent hereby reserved as and when due, and also all sums of money, charges or other amounts required to be paid by Lessee to Lessor or to another person under this lease which charges or amounts shall be considered "rent" in addition to the rent provided for herein.

        9. USE OF PARKING FACILITIES: The Lessee and its employees and customers shall have the nonexclusive right, in common with the Lessor and other tenants of said building, to park automobiles in the parking area provided by the Lessor, subject to such reasonable rules and regulations as the Lessor may from time to time impose, including the designation of specific areas in which automobiles of the Lessee and his employees must be parked.

        10. CHARGES FOR UTILITIES: The Lessee shall pay all charges for gas, electricity, light, heat, power, water and telephone used or supplied upon or in connection with the premises and shall indemnify the Lessor against any liability on account thereof. It is the intention that Lessee pay for all utilities for the premises of any kind and, accordingly, Lessee shall pay its proportionate share of any utility charge relating to or used in or at the premises, but which is not separately metered thereto. For the initial three months of the term, Acton Ltd., the tenant in the adjacent space in the Building, shall pay utilities for the Building and bill Lessee herein for its proportionate share.

        11. CONDITION OF PREMISES: Except with respect to environmental conditions that may exist on the premises including, but not limited to, soil and groundwater contamination, the Lessee has examined the premises and is satisfied with the "AS IS" physical condition thereof, including all equipment and appurtenances, and his taking possession thereof shall be conclusive evidence of his receipt thereof in good and satisfactory order and repair, unless otherwise specified therein. Lessee acknowledges that no representation as to the condition or repair of the premises has been made by or on behalf of the Lessor, except as herein

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
expressed, and likewise acknowledges that no representation as to the condition or repair of the premises has been made by or on behalf of the Lessor, except as herein expressed, and likewise acknowledges that no agreement or promise to decorate, alter, repair or improve the premises including all equipment and appurtenances, either before or after the execution hereof, has been made by or on behalf of the Lessor, except as stated herein. Except with respect to environmental conditions that may exist on the premises including, but not limited to, soil and groundwater contamination, the occupancy by Lessee of the leased premises shall constitute an acknowledgment by Lessee that the leased premises are in the condition called for by this Lease and that Lessor has performed all of the Lessor's work with respect thereto and that all construction and/or remodeling required in accordance with the terms of this Lease have been fully and satisfactorily completed in accordance with the terms hereof Lessee shall have the right, but not the obligation, to conduct environmental investigations on the premises including, but not limited to, soil arid/or groundwater sampling at any time during the initial term or extension of the Lease.

             12.      RESTRICTIONS ON ASSIGNMENT, SUBLETTING AND USE:

               12.1 ASSIGNMENT AND SUBLETTING. Lessee agrees not to assign or in any manner transfer this Lease or any estate or interest therein without the previous written consent of Lessor which consent should not be unreasonably withheld; and, not to sublet the premises or any part or parts thereof or allow anyone to come in with, through or under him without like consent. Any change in control of Lessee shall be deemed a transfer, which will require prior written consent of Lessor. Consent by the Lessor to one assignment of this Lease or to one subletting or to any other occupancy of said premises shall not operate to exhaust the Lessor's right hereunder.

               12.2 USE. Lessee shall not use or permit the premises to be used for any purpose other than as above stated, nor keep or store in or about the premises anything which will increase the rate of insurance on the building, nor permit any change in occupancy or any transfer of this Lease by operation of law or otherwise, nor make any alterations, additions or improvements, without the written consent of the Lessor first obtained. Lessee will not invalidate any policies of insurance now or hereafter in force with respect to said building and will pay all extra insurance premiums if any, required on account of extra risk caused by the Lessee's use of the premises. Any construction, remodeling, additions, improvements or fixtures, except movable office furniture and trade fixtures, shall be made or installed by the Lessee upon the premises only after the Lessor has given written consent hereto, and shall become the property of the Lessor, and shall remain and be surrendered in good condition with the premises as a part thereof at the termination of this Lease, by lapse of time or otherwise. If Lessor is required in its sole discretion to make alterations or improvements to the premises as a result of the nature of Lessee's business, whether to comply with the provisions of Paragraph 12 or otherwise, Lessee shall bear the cost thereof. Lessee agrees to pay promptly for any work done or material furnished in or about the premises and not to suffer or permit any lien to attach to the premises and Lessee further agrees to cause any such lien or any claims therefor to be released promptly; provided, however, that in the event Lessee contests any such claim, Lessee agrees to indemnify and secure Lessor to Lessor's satisfaction. Notice is hereby given that no mechanic's or materialmen's or other liens sought to be taken or vested on the premises or the building of which the premises is a part shall in any manner affect the right, title or interest of the Lessor therein, and that Lessee shall have no authority from Lessor to permit or create any such lien. No Items of any kind shall be stored or left for any period of time outside of the confines of the leased premises without the prior written consent of Lessor. Lessee shall maintain a constant temperature of no less than 35 degrees Fahrenheit in the leased premises.

        13. COMPLIANCE WITH LAW: The Lessee shall accomplish any construction or remodeling with respect to the leased premises (including any plans relating thereto), and shall keep the premises and operate his business therein, in a manner which shall be in material compliance with all applicable laws, ordinances, rules and regulations of the city, county, state and federal government and any department thereof, will not permit the premises to be used for any unlawful purpose, and will protect the Lessor and save Lessor and the premises harmless from any and all fines and penalties that may result from or be due to any infractions of or non-compliance with such laws, ordinances, rules and regulations, except where such fines or penalties relate to conditions existing on the premises prior to the effective date of this Lease.

               13.1 USE OF HAZARDOUS MATERIALS. Lessee shall not allow non-controlled release of hazardous materials as defined by the Environmental Protection Agencies of the State or Federal Governments. Lessee shall keep the premises in material compliance with any and all federal, state and local laws, ordinances and regulations relating to industrial hygiene or to environmental conditions on the premises.

               13.2 INDEMNIFICATION. Lessee hereby agrees to indemnify and hold harmless Lessor and any successors to Lessor's interest, from and against any and all claims, damages and liabilities arising in connection with the Lessee's presence, use, storage, disposal or transport of any hazardous materials on, from or about the premises or the property on which the premises are located, from and after the date of this Lease. Lessor hereby agrees to indemnify and hold harmless Lessee from and against

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
any and all claims, damages and liabilities arising in connection with the use, storage, disposal or transport of any hazardous materials on, from or about the premises or the property on which the premises are located prior to the date of this Lease or after the date of this Lease if unrelated to Lessee's use, storage, disposal or transport of any hazardous materials. The indemnification obligations set forth in this paragraph shall survive the termination or expiration of this Lease.

               13.3 NOTICE. Should Lessor or Lessee, during the term of this Lease, become aware of any material non-compliance with any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to environmental conditions on the premises, it shall immediately notify the other party. The responsible party shall promptly take steps necessary to achieve material compliance with such laws, ordinances or regulation.

        14. TERMINATION PRIVILEGES UPON DAMAGE BY FIRE OR OTHER CASUALTY: In case the premises, or any part thereof, "I at any time be destroyed or damaged by fire or other casualty, without the fault of the Lessee, so that the same shall be unfit for use or occupancy, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained in loss of use or occupancy, shall be suspended, cease to be payable and so continue until the premises shall be rebuilt or made fit for use and occupancy. If such damage to the premises or to the building in which the premises are situated is to the extent of fifty percent (50%) or more, or, if the premises have been damaged to the extent that they can no longer be utilized as an integrated whole, then this Lease may be terminated at the election of the Lessee or Lessor, notice of which election, if exercised, shall be given in writing within forty-five (45) days from the date of casualty. In the event that the building containing the premises is totally destroyed or work to put the premises in tenant able condition is not commenced within forty-five (45) days from the time of such damage and continued thereafter, with reasonable diligence, all things being considered, then this Lease may be terminated at the election of the Lessee, notice of which election, if exercised, must be given in writing within sixty (60) days from the date of casualty or at any time thereafter during the period of repair if the work to put the premises in tenant able condition is not being pursued with reasonable diligence.

        15. PERSONAL PROPERTY AT RISK OF LESSEE: Except as provided in paragraphs 13.2 and 30, all personal property in the premises shall be at the risk of the Lessee only. Except as provided in paragraphs 13.2 and 30, the Lessor shall not be or become liable for any damage to such personal property, to the premises or to Lessee or any other persons or property as a result of water leakage, sewerage, electric failure, gas or odors or for any damage whatsoever done or occasioned by or from any plumbing, gas, water or other pipes or any fixtures, equipment, wiring or appurtenances whatsoever, or for any damage caused by water, snow or ice being or coming upon the premises, or for any damage arising from any act or neglect of other tenants, occupants or employees of the building in which the premises are situated or arising by reason of the use of, or any defect in, said building or any of the fixtures, equipment, wiring or appurtenances therein, or by the act or neglect of any other person or caused in any other manner whatsoever.

        16. INSURANCE PROVIDED BY LESSEE: During the term of this lease, the Lessee shall, at his own expense and with a company satisfactory to Lessor, provide and maintain in full force and effect an insurance policy or policies protecting the Lessor and Lessee and their officers and employees against any loss, liability or expense from personal injury, death, property damage or otherwise arising or occurring upon or in connection with the premises or by reason of the Lessee's operations upon or occupancy of the premises. The Lessor shall be an additional insured under such policy or policies. Such insurance shall be written by responsible insurance companies satisfactory to Lessor and shall be in an amount not less than $500,000 for injuries to any one person, not less than $1,000,000 for injuries to more than one person arising out of any one accident or occurrence, and not less than $100,000 for damage to property. All such policies shall contain endorsements waiving the insurer's rights of subrogation against Lessor for any reason. Certificates of insurance showing compliance with the foregoing requirements shall be furnished by the Lessee to the Lessor. Such certificates shall state that policies will not be canceled nor altered without at least ten (10) days prior written notice to the Lessor.

             17.      [Intentionally left blank.]

        18. CONDEMNATION OF PREMISES: In the event that the whole of the demised premises shall be condemned or taken in anymanner for any public or any quasi-public use, this lease shall terminate as of the date of vesting of title. In the event that either a portion of the premises or the building of which the premises are a part is condemned or taken by eminent domain proceedings so as to render the premises substantially unusable, then in such event, Lessee shall have the right to cancel and terminate this agreement as of the date of such taking upon giving to Lessor notice in writing of such election within thirty
(30) days after the receipt by Lessee from Lessor of written notice of such appropriation or taking. In the event that only a part of the premises shall be so condemned or taken and such taking shall not render the premises substantially unusable, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated and this lease shall continue as to such part not so taken. In the event that only a part of the building shall be so condemned or taken, then if substantial structural alteration

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
or reconstruction of the building shall, in the reasonable opinion of Lessor, be necessary or appropriate as a result of such condemnation or taking (whether or not the premises be affected), Lessor may, at its option, terminate this lease and the term herein granted as of the date of such vesting of title by notifying Lessee in writing within sixty (60) days following the vesting of title. Any termination hereunder shall be without prejudice to the rights of either the Lessor or the Lessee to recover compensation from such public authority for any loss or damages caused by such taking. Neither Lessor nor Lessee shall have any right in or to any award made to the other by such public authority; provided, however, to the extent that Lessee is not allowed by local law to make a recovery against such public authority, Lessor shall receive such condemnation award and Lessee hereby expressly assigns to Lessor any and all right, title and interest in and to such award.

        19. LESSEE'S PAYMENT OF PORTION OF INCREASE IN TAXES AND INSURANCE:
During the term of this Lease and any extension or renewal thereof, the Lessee shall annually pay, as an additional obligation hereunder, its proportionate share (as hereinbefore defined) of any increase in the amount of the regular real estate taxes becoming due and payable during each year with respect to the land and building of which the premises form a part over and above the amount of such taxes due and payable in the annual period from JANUARY 1, 1997 TO DECEMBER 31, 1997. Such additional payment shall be made within ten (10) working days after notice of payment by the Lessor. A tax bill shall be sufficient evidence of the amount of any such taxes. If this Lease or any extension or renewal thereof shall terminate on a date other than the last day of the calendar year, then such tax payment shall be computed as above provided on a prorate basis for that portion of the calendar year which shall have elapsed up to and including such termination date.

        Lessor shall maintain at all times during the term of this Lease, fire and extended coverage insurance on the building and improvements of which the premises are a part in an amount adequate to cover the cost of replacement in the event of loss. Lessee shall pay its proportionate share, as defined herein, of any increases in the premium for such insurance over the premium presently being paid FOR 1997, THE BASE YEAR; provided, however, that said increase is not occasioned by some act or emission on the part of Lessor or by some act or emission of one or more of the other tenants in the building. Such additional payment shall be made within ten (10) days after demand therefor by Lessor. A copy of an invoice from the insurance company shall be sufficient evidence of the amount of any such increase.

        20. LESSEE'S DEFAULT, BANKRUPTCY, ETC: Should a petition in bankruptcy be filed by the Lessee, whether for reorganization, rehabilitation or otherwise, or should the Lessee be adjudged bankrupt or insolvent by any court, or should a trustee or receiver in bankruptcy or a receiver of any property of the Lessee by appointed in any suit or preceding by or against the Lessee, this Lease shall automatically terminate unless the lessor shall waive such termination provision in writing delivered to the Lessee within fifteen days after the date when Lessor has received notice of such occurrence. Should default be made by the Lessee in the payment of rental herein reserved, or any part thereof or any other payments provided herein to be made, when and as herein provided; or should Lessee make default in performing, fulfilling, keeping or observing any of the Lessee's other covenants, conditions, provisions or agreements herein contained after 30 days notice from the Lessor, or should the premises become vacant or abandoned, or should this Lease by operation of law pass to any person other than the Lessee, or should the leasehold interest be levied upon under execution, then and in any of such events, the Lessor may, if the Lessor so desires without demand or notice to the Lessee or any other person, at once declare this Lease terminated and reenter the premises without a formal notice or demand and hold and enjoy the same thence forth as if this Lease had riot been made, without prejudice, however, to any right of action or remedy of the Lessor in respect to any breach by the Lessee of any of the covenants herein contained, including, but not limited to, all of those remedies set forth hereinafter. Should any of the events hereinbefore specified occur, whether or not Lessor has elected to terminate this Lease as provided herein, the Lessor shall nevertheless have and is hereby given the right to reenter the premises, with legal process, and to remove the Lessee's signs and all property and effects of the Lessee or other occupants of said premises, and if the Lessor so desires, to relet the premises or any part thereof upon such terms, to such person or persons and for such period or periods as may seem proper to the Lessor. In case of such reletting, the Lessee shall be liable to the Lessor for the difference between the rents and payments herein reserved and agreed upon for the residue of the entire stipulated term of this Lease and the net rent for such residue of the term realized by the Lessor by such reletting, such net rent to be determined by deducting from the entire rent received by Lessor from such reletting the expenses of recovering possession, reletting, altering and repairing the premises and collecting rent therefrom; and the Lessee hereby agrees to pay such deficiency each month as the same may accrue, the Lessee to pay to the Lessor, within five (5) days after the expiration of each month during such residue of the term, the difference between the rent and payment for said month as fixed by this Least and the net amount realized by the Lessor from the premises during said month. At Lessor's option, and at any time after the occurrence of an event of default as hereinbefore specified, whether or not the Lessor has collected any additional rentals or monthly deficiencies after the occurrence of such event of default, and whether or not the Lessor has elected to terminate this Lease, the Lessor shall be entitled to recover from the Lessee, and the Lessee shall pay to the Lessor, on demand, as and for liquidated and agreed to final damages for the Lessee's default, an amount equal to the difference between the rent and additional rent reserved hereunder for the unexpired portion of the Lease term and the then fair and reasonable rental value of the leased property for the same period.

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In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the leased property for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the premises or any part thereof is relet by the Lessor for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part of the whole of the leased premises so relet during the term of the reletting period.

        21. ADDITIONAL PAYMENTS: All taxes, insurance premiums, costs and expenses which the Lessee assumes or agrees to pay hereunder shall constitute contractual obligations of Lessee hereunder, and in the event of nonpayment the Lessor shall have all of the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition, and may consolidate such obligations or pursue remedies individually.

        22. RULES AND REGULATIONS: The Lessee shall materially comply with all such reasonable rules and regulations as do not conflict with the provisions of the lease and as Lessor may establish uniformly through the building from time to time provided that Lessee is notified in writing thereof.

        23. SIGNS AND OTHER IDENTIFICATION: Except as required by federal, state or local laws, regulations or ordinances, Lessee shall not place or erect any signs or identifying marks, insignia or advertising on or about the leased premises or the building or real property of which the leased premises are a part except in conformity with rules and regulations established in that regard under Paragraph 22, or in the absence of such rules and regulations, in conformity with the sign or identification currently being provided by Lessor for other tenants in the subject building. Any sign or identification provided by Lessor shall be at Lessee's expense. In the event Lessee shall place or caused to be placed any sign, identifying marks, trade mark, insignia or advertising on or about the leased premises or the building or real property of which the leased premises are a part, and if the same do not comply with the terms and provisions of this Paragraph, Lessor shall have the right and power to remove the same at Lessee's expense. Any damage caused to the leased premises or the building as a result of the installation of such non-conforming item, or the subsequent removal thereof by Lessor, shall be the responsibility and obligation of Lessee and Lessee shall immediately reimburse Lessor in an amount sufficient to repair such damage. In the event Lessee shall desire to use any sign or identification other than the sign or identification currently being provided by the Lessor or not in conform with said rules and regulations, Lessee shall first receive written consent from Lessor before placing or erecting any signs or other identification or advertising and the same shall be purchased from and installed by Lessor at Lessee's expense.

        24. SUBORDINATION OF LEASE TO MORTGAGES: This lease shall be subject and subordinate at all times to the lien of existing mortgages and of mortgages which hereafter may be made a lien on the premises. Although no instrument or act on the part of the Lessee shall be necessary to effectuate such subordination, the Lessee will nevertheless execute and deliver such further instruments subordinating this lease to the lien of any such mortgages as may be desired by the mortgagee. The Lessee hereby irrevocably appoints the Lessor his attorney-in-fact to execute and deliver any such instrument for the Lessee. Provided, however, and notwithstanding the foregoing provisions hereof, upon foreclosure of the mortgage with the mortgagee succeeding to the rights of the Lessor, the Lessee shall, at the option of said mortgagee, attorn to the mortgagee as follows:

        (a) Lessee shall be bound to the mortgagee under all of the terms of the lease for the balance of the term hereof remaining with the same force and effect as if the mortgagee were the Lessor under the lease, and Lessee hereby attorn to the mortgagee as its Landlord, such adornment to be effective and self-operative, without the execution of further instrument on the part of either of the parties hereto, and immediately upon the mortgagee succeeding to the interest of Lessor under this lease and having given written notice of the same to Lessee. The respective rights and obligations of Lessee and of the mortgagee upon such adornment shall to the extent of the remaining term of the lease be the same as now set.

        (b) The mortgagee shall be bound to the Lessee under all of the terms of this lease, and the Lessee shall, from and after such event, have the same remedies against the mortgagee for the breach of an agreement contained in this lease that the Lessee might have had under lease against, the Lessor hereunder. In no event, however, shall the mortgagee be liable for any act or omission of any prior Lessor, be subject to any offsets or defenses which Lessee might have against any prior Lessor, or be bound by any rent or additional rent which the Lessee might have paid to any prior Lessor for more than the current month.

        25. SURRENDER INVALID UNLESS WRITTEN: No surrender of the premises for the remainder of the term hereunder shall be binding upon the Lessor unless accepted by the Lessor in writing. Without limiting the generality of the foregoing, it is agreed that the receipt or acceptance of the keys to the premises by the Lessor shall not constitute an acceptance of a surrender of the premises.

        26. HOLDING OVER: If the Lessee shall remain in possession of the premises after the expiration of either the original term of this lease or any extended term, such possession shall be as a month-to-month tenant only. During such month-to-month tenancy, unless otherwise agreed in writing by Lessor, rent shall be payable at one and one-half times the rate as that in effect during the last month of the preceding term, and the provisions of this Lease shall otherwise be applicable.

        27. WAIVER: One or more waivers of any provision of this lease by the Lessor shall not be construed as a waiver of a subsequent breach of the same provision, and the Lessor's consent or approval to or of any act by the Lessee requiring such consent or approval shall not be deemed to waive or render unnecessary the Lessor's consent or approval to or of any subsequent similar act by the Lessee.

        28. NOTICES: Any and all notices or demands required or permitted to be given hereunder shall be deemed to be properly served if sent by registered or certified mail, postage prepaid, or by facsimile, with transmission confirmed, addressed to the Lessor at

                                    LPR PARTNERSHIP
                                    5101 Central Park Drive
                                    Lincoln, Nebraska 68504
                                    Phone 402-467-1234
                                    FAX 402-467-5 101

or addressed to the Lessee at       TECHNICAL PRODUCTS GROUP, INC.
                                    LINCOLN COMPOSITES DIVISION
                                    4300 Industrial Ave.
                                    Lincoln, Nebraska 68524
                                    Phone 402-464-8211
                                    FAX 402-464-2247

or at such other address or addresses as either party may hereafter designate in writing to the other. Any notice or demand so mailed shall be effective for all purposes at the time of deposit thereof in the United States mail.

           Lessee is hereby notified that certain partners of LPR Partnership, the Lessor herein, hold Nebraska Real Estate licenses.

           29. NO OTHER AGREEMENTS: This Lease contains the entire understanding and agreement of the parties, supersedes all prior understandings and agreements and cannot be revised, adjusted or modified unless in writing signed by the party against whom the same is to be enforced.

           30. INDEMNIFICATION: Except for claims arising out of acts caused by the affirmative negligence of Lessor or its representatives, Lessee shall indemnify and defend Lessor and the leased property, at Lessee's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorneys' fees incurred in successfully pursuing any of Lessor's legal remedies hereunder or in defending itself in legal proceedings of any kind, arising from (a) failure of Lessee to perform any covenant required to be performed by Lessee hereunder; (b) any accident, injury or damage which shall happen in or about the leased premises, or resulting from the condition, maintenance or operation of the leased premises; (c) failure to comply with any requirements of any governmental authority; (d) any construction lien or security agreement filed against the leased premises or any equipment or material therein; and (e) any act or negligence of Lessee, or its agents, contractors, employees or licensees.

           Except for claims arising out of acts caused by the affirmative negligence of Lessee or its representatives, Lessor shall indemnify and defend Lessee and the leased property, at Lessor's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorneys' fees incurred in successfully pursuing any of Lessee's legal remedies hereunder or in defending itself in legal proceedings of any kind, arising from (a) failure of Lessor to perform any covenant required to be performed by Lessor hereunder; (b) any accident, injury or damage which shall happen in or about the leased premises, or resulting from the condition, maintenance or operation of the leased premises; (c) failure to comply with any requirements of any governmental authority; (d) any construction lien or security agreement filed against the leased premises or any equipment or material therein; and (e) any act or negligence of Lessor, or its agents, contractors, employees or licensees.

           31. EXPLANATORY PROVISIONS: The provisions of this lease shall be binding upon, inure to the benefit of and apply to the respective heirs, executors, administrators, successors and assigns of the parties hereto. The masculine pronoun, wherever used, shall include the feminine and neuter, and the singular shall include the plural. Headings are given to the paragraphs of this lease solely as a convenience to facilitate reference and shall not be deemed material or relevant to the construction of the lease or any provision thereof.

           32. ADDITIONAL PROVISIONS:

           See Addendum No. 1, attached hereto, and incorporated herein.

IN WITNESS WHEREOF, the parties hereto have executed this lease on the dates set forth below.


                                            LESSOR
                                            LPR PARTNERSHIP


________________________________________    By:________________________________
Witness                                        Donald W. Linscott, Managing
                                               Partner



Date:______________



                                            LESSEE
                                            TECHNICAL PRODUCTS GROUP, INC.
                                            By: LINCOLN COMPOSITES DIVISION



________________________________________    By:________________________________
Witness                                            James E. Fuller, President



Date:______________


                                            APPROVED:


________________________________________    By:_______________________________
Witness                                            Harley Bair



Date:___________________

                             ADDENDUM NO. 1 TO LEASE

THIS ADDENDUM NO. 1 TO LEASE, dated October 15, 1997 for reference purposes, forms a part of that certain Lease of same date, made and entered by and between LPR PARTNERSHIP, a Nebraska general partnership, hereinafter called "Lessor", and TECHNICAL PRODUCTS GROUP, INC., a Delaware corporation qualified to do business in Nebraska, by and through its division, LINCOLN COMPOSITES, hereinafter called "Lessee". All defined terms in the Lease shall have the same meanings in this Addendum. Except as modified by this Addendum, all terms and conditions of the Lease shall remain the same. The Lease is hereby amended as follows.
        1.     OPTIONS TO ENLARGE THE PREMISES:

               1.1 OPTIONS. Lessee shall have the following mutually exclusive options, providing they are timely exercised:

                      A. RIGHT OF FIRST REFUSAL. For so long as Lessee continues to lease the initial premises, Lessee shall have the right of first refusal to lease the balance of the Building, shown as the cross-hatched portions of Exhibit "A" and comprising a total of 17,604 sq. ft., exercisable for a period of 48 hours following Lessor's presentation to Lessee of a bona fide third party offer to Lease the balance of the Building or portion thereof, on the same terms and conditions as such third party offer. This right shall apply to terms beginning on or after March 1, 1998.

                      B. BUILDING LEASE. Lessee may lease the entire balance, comprising 17,604 sq. ft., of the Building, for a total of 45,000 sq. ft., for a term commencing April 1, 1998, and expiring December 31, 1998 unless Lessee has provided Lessor written notice, on or before November 1, 1998, of Lessee's renewal of the term for an additional six months through June 30, 1999. Except with respect to environmental conditions that may exist on the premises, including but not limited to, soil and groundwater contamination, Lessee shall accept the premises "AS IS", with no duty on the part of the Lessor to make modifications. With 90 days prior written notice to Lessor, Lessee may convert this "Building Lease" to a long-term manufacturing lease, as described in C, below.

                      C. MANUFACTURING LEASE. Lessee may convert the Lease to a long-term manufacturing lease of the entire 45,000 sq. ft. Building, for a term of five years from the effective date of the converted lease following exercise of this option. Lessor shall agree to make modifications (as specified by Lessee and approved by Lessor) at a cost not to exceed $200,000, which shall be completed by the beginning of the term. The cost of modifications shall be payable as set forth in Section 3, below. The beginning of the term shall be April 1, 1998, unless Lessee is converting this Lease from a Building Lease, as described in B above. in which event, the commencement of the term shall be 90 days from the date Lessor has received notice of such conversion. If Lessee exercises this option, Lessee may, at its discretion request Lessor to perform a Phase I and/or Phase II environmental site assessment of the leased premises. Upon such request, Lessor shall engage a mutually agreeable third-party consulting firm, Lessee's approval of such consulting firm not to be unreasonable withheld, to conduct the Phase I and/or Phase II environmental site assessments. The consulting firm shall perform all investigations of the premises in compliance with applicable federal, state or local laws.

               1.2 EXERCISE DEADLINE. If exercised by notice received by Lessor ON OR BEFORE JANUARY 15, 1998, Lessee shall have the absolute right to elect any of the three options set forth in 1.1 above. Thereafter, Lessee shall have the rights set forth in 1.1 above only in the sole option and discretion of the Lessor.

               1.3 COVENANT OF FURTHER ASSURANCES. In the event any of the
               Section 1.1 options are exercised, the parties agree to take such further actions and sign such further documents as are necessary and appropriate in order to effectuate the changes.

        2.     TERM.

               2.1 OPTION TO EXTEND TERM. Lessee shall have the option to extend the term of the Lease for an additional five year term beyond expiration of the converted term contemplated by Section 1.1 C., above, exercisable by written notice to Lessor at least one hundred twenty (120) days prior to the expiration of the existing term. Such extension shall be on all the terms and conditions as are contained in the Lease, and on the further condition that the premises shall comprise the entire Building for the extension term. The rents payable for such extension term shall be at those rates set forth in Section 4 of the Lease, for the applicable time periods.

               2.2 LIMITATION ON LESSOR'S RIGHT TO REQUIRE LESSEE TO MOVE. Lessor may not require Lessee to move, as contemplated in Section 2 (ii) of the Lease, prior to January 1, 1999.

        3. LONG TERM LEASE MODIFICATIONS TO BUILDING. In the event Lessee exercises its option to convert the Lease to a long-tem manufacturing Lease as described in 1.1 C, above, Lessor agrees to make modifications to the Building at a cost not to exceed $200,000. The modifications shall be in the nature of new electrical, new air conditioning, additional lighting, and the like, shall be to Lessee's specifications, and shall comply with all applicable laws, regulations, and building codes. Lessee acknowledges that Lessor will, if requested by Lessee, finance such modifications with a commercial lending institution (probably Havelock Bank) ("Lender") under commercially reasonable terms. Lessor shall arrange, on behalf of Lessee, to borrow funds to cover the modifications, in exchange for Lessee's agreement, as set forth herein, to provide for Lessee's repayment to Lessor of the borrowed funds and to provide for Lessee's guarantee of the Note evidencing such loan ("Note"). The Note shall be nonrecourse against the Lessor, and shall be repayable by Lessor to Lender over the term of the Lease. Although Lessee has agreed to guarantee the Note, this Addendum is for the purpose of clarifying the intent of the parties that the Note be repaid by Lessee paying additional rent in amounts equivalent to the Note payments, and Lessor applying such additional rent payments to Note payments.

               3.1 ADDITIONAL RENT. Lessee hereby agrees to pay to Lessor, as additional rent, the entire sum represented by the Note described above, together with interest thereon. Such sum shall be payable in equal monthly installments sufficient to amortize the entire Note over the remaining term of the Lease, each month at the same time as base rent, during the term of the Lease, commencing the same date as conversion to a manufacturing lease, as described in
               Section 1.1 C above. The monody payments shall be at a level amount, identical to the monthly payments under the Note, determined in accordance with the interest rate adjustments described in the Note.

               3.2. LESSOR TO PAY NOTE. Lessor hereby agrees that it shall, upon receipt from Lessee of the installments of the Additional Rent amount described in paragraph 3.1 above, pay the Note in accordance with its terms.

               3.3. ACCELERATION. Notwithstanding anything in the Lease to the contrary, in the event: (i) of early termination of the Lease prior to the expiration of the initial term contemplated by the Note, (ii) Lessee vacates the premises, (iii) Lessee assigns the Lease or subleases the premises, or (iv) of Lessee's default under the Lease, then Lessor may, at its option, declare the entire unpaid balance of Additional Rent described above, to be due and payable immediately.

        4.     MODIFICATIONS TO PREMISES.

               4.1 MODIFICATIONS BY LESSEE. Lessee may, at Lessee's expense, make such further modifications to the premises as are approved in advance by Lessor. In seeking such approval, which shall not be unreasonably withheld, Lessee shall provide Lessor with copies of all plans and specifications for such modifications.

               4.2 OVERHEAD DOORS. Lessee may, at Lessee's expense, modify (to enlarge) the overhead doors on the west side of the Building, as shown on Exhibit "A".

               4.3 Locks separating north from south portions of the Building. The Building is presently used by a single user. Lessor will, at Lessor's expense, provide locks to separate appropriately the premises from the northern portion of the Building, which is presently leased to Acton, Ltd. through February, 1998.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 1 to Lease on the dates set forth below.


                                            LESSOR
                                            LPR PARTNERSHIP


________________________________________    By:________________________________
Witness                                            Donald W. Linscott, Managing
                                                   Partner


                                                   Date:_____________________

                                             LESSEE
                                             TECHNICAL PRODUCTS GROUP, INC.
                                             By: LINCOLN COMPOSITES DIVISION


________________________________________    By:_______________________________
Witness                                            James E. Fuller, President


                                            Date:____________________________